UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2021 (February 1, 2021)

MDH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39967	85-2568803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 N. Carroll Ave., Suite 100

South Lake, TX 76092

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 968-4444

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	MDH.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	MDH	New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	MDH.WS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed by MDH Acquisition Corp. (the “Registrant”) to amend the Current Report on Form 8-K filed on February 5, 2021 (the “Original Report”) for the purpose of correcting certain typographical errors contained in the recitals of Exhibit 4.1 to the Original Report. The revised exhibit is being filed herewith as Exhibit 4.1 to this Amendment No. 1.

Item 9.01       Financial Statements and Exhibits.

(d)  Exhibits

EXHIBIT INDEX

Exhibit No.	Description
4.1	Warrant Agreement, dated February 1, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDH ACQUISITION CORP.

	By:	/s/ Beau Blair
Name: Beau Blair
Title: Chief Executive Officer

Dated: February 9, 2021